                                                                     EXHIBIT 4.1

     CLASS A                                                       CLASS A
   COMMON STOCK                                                  COMMON STOCK


     [      ]                                                      [      ]
      NUMBER                                                        SHARES

                                                               CUSIP 594972 10 1
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                          MICROSTRATEGY INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

________________________________________________________________________________

THIS CERTIFIES THAT




IS THE OWNER OF

________________________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK $.001 PAR VALUE
                                      OF

MicroStrategy Incorporated transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereof are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation each as from time to time amended, to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the          facsimile
signatures of its duly authorized officers.


Dated:


/s/                                     /s/ David E. Stoll
        PRESIDENT AND                                           SECRETARY
        CHIEF EXECUTIVE OFFICER


Countersigned and Registered
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                        (NEW YORK)


By                                                      Transfer Agent
                                                        and Registrar

                                                        Authorized Officer

                          MICROSTRATEGY INCORPORATED

                                  ----------

     The Corporation will furnish to any shareholder without charge upon request to the Transfer Agent named on the face of this certificate a full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued.

                                  ----------

                Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the Issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  - as tenants in common              UNIF GIFT MIN ACT-______ Custodian__________
                                                                  (Cust)          (Minor)
   TEN ENT  - as tenants by the entireties                        under Uniform Gifts to Minors Act
                                                                  __________________________
   JT TEN   - as joint tenants with right of                               (State)
              survivorship and not as tenants
              in common

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
                                      ------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           SHARES
---------------------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT
                                  ----------------------------------------------
                                                                        ATTORNEY
-----------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL
POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      --------------------



                 --------------------------------------------------------------
        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


By
  ------------------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15